UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Stifel Financial Corp. (the "Company") discovered an error in the Form 10-K for the year ended December 31, 2005 ("Form 10-K"), specifically, the unaudited pro forma financial data contained in the Notes to Consolidated Financial Statements - Note T Acquisition. The error has no effect on the Company's Consolidated Statement of Financial Condition as of December 31, 2005 and 2004, or its Consolidated Statements of Operations, Stockholders' Equity, and Cash Flows for each of the three years ended December 31, 2005. The same errors were made in the unaudited pro forma financial data contained in Note G of the Notes to Condensed Consolidated Financial Statements (Unaudited) in the Company's Forms 10-Q for the Quarterly Periods ended March 31, 2006 and June 30, 2006. The errors in each Form 10-Q has no effect on the Company's Condensed Consolidated Statements of Financial Position, Condensed Consolidated Statements of Operations and Condensed Consolidated Statements of Cash Flows included in the Form 10-Q. On November 15, 2006, the Chief Executive Officer and Chief Financial Officer, with the concurrence of the Audit Committee of the Board of Directors of the Company, concluded that the unaudited pro forma financial data contained in Note T of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K, and the unaudited pro forma financial data in Note G of the Notes to Condensed Consolidated Financial Statements in the Forms 10-Q, should no longer be relied upon.  We have discussed the above matter with our independent registered public accounting firm pursuant to Item 4.02(a) of Form 8-K.

The Company intends to correct the unaudited pro forma financial data contained in Note T of the Notes to Consolidated Financial Statements in an amended Form 10-K and in the unaudited Pro Forma financial data contained in Note G of the Notes to Condensed Consolidated Financial Statements in the Forms 10-Q as soon as practicable. The following is a summary of the changes to the unaudited pro forma financial data for the combined operations, assuming the transaction had taken place on January 1, 2005:

Form 10-K for the year ended December 31, 2005

(in thousands, except per share amounts)	As Previously Reported	As Restated
Net income	$ 15,581	$ 13,147
Diluted earnings per share	$ 1.01	$ 0.85

Form 10-Q for the quarterly period ended March 31, 2006

	As Previously Reported	As Restated
Net income	$ 6,892,955	$ 4,371,885
Diluted earnings per share	$ 0.63	$ 0.32

Form 10-Q for the quarterly period ended June 30, 2006

	Three Months Ended		Six Months Ended
	As Previously Reported	As Restated	As Previously Reported	As Restated
Net income	$ 7,121,493	$ 4,086,884	$ 14,014,412	$ 8,458,769
Diluted earnings per share	$ 0.53	$ 0.30	$ 1.02	$ 0.62

The results as restated do not purport to be indicative of the results which would actually have occurred.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: November 21, 2006	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski Title: President and Chief Executive Officer